Restricted Net Assets	12 Months Ended
Feb. 28, 2023
Restricted Net Assets [Abstract]
Restricted Net Assets

20. RESTRICTED NET ASSETS

As a result of the PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Group. Amounts restricted include paid-in capital, additional paid-in capital and the statutory reserves of the Company’s PRC subsidiaries, affiliates and VIEs. As of February 28, 2022 and 2023, the total of restricted net assets were RMB116,359 and RMB111,490 (US$16,082), respectively.